EXHIBIT 10.4



                             REVOLVING CREDIT NOTE
                             ---------------------


$25,000,000                                                     October 16, 1998

     FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), and CRIT-NC, LLC, a limited liability company organized under the laws of Virginia ("CRIT-NC", and together with Cornerstone, the "Borrowers") hereby jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Twenty-Five Million Dollars ($25,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with the interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Credit Agreement.

     This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated of even date herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrowers and the Bank. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances,

     The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to (either directly or by incorporation by reference) in the Credit Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by a duly authorized person as of the day and year first above written.



[CORPORATE SEAL]                    CORNERSTONE REALTY INCOME TRUST, INC.

                                    By:/s/ S.J. Olander
                                       ------------------------------------
                                    Name: S.J. Olander
                                         ----------------------------------
                                    Title: Chief Financial Officer
                                          ---------------------------------


                                    CRIT-NC, LLC             [SEAL]

[CORPORATE SEAL]                    By:  CORNERSTONE REALTY INCOME TRUST, INC.
                                          its sole Member/Manager


                                    By:/s/ S.J. Olander
                                       ------------------------------------
                                    Name: S.J. Olander
                                         ----------------------------------
                                    Title: Chief Financial Officer
                                          ---------------------------------